SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 15, 1999

MORGAN STANLEY CAPITAL I INC., (as depositor under the Pooling and Servicing Agreement, dated July 1, 1999, which forms the Trust, which will issue the Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 1999-CAM1).

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62911-04               13-3291626
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


1585 Broadway, 37th Floor
New York, New York                                                10036
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 761-4000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
            This report consists of 8 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-CAM1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 1999 ( the "Agreement"), among Morgan Stanley Capital I Inc., as depositor, Conning Asset Management Company, as master servicer and special servicer, and The Chase Manhattan Bank, as trustee. On October 15, 1999 distributions were made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on October 15, 1999 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:    October 25, 1999          By:  /s/ Chanena Velastegui
                                        Chanena Velastegui
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         October  15, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on October 15, 1999


           MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-CAM1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  OCTOBER 15, 1999
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            PRINCIPAL     INTEREST         TOTAL         LOSSES         INTEREST        BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1     95,763,000.00   93,935,901.69  1,105,802.42     511,950.66   1,617,754.08          0.00          0.00         92,830,098.27
A2    180,000,000.00  178,751,617.45    755,550.98   1,006,967.44   1,762,518.42          0.00          0.00        177,996,066.47
A3    167,680,000.00  167,680,000.00          0.00     966,954.67     966,954.67          0.00          0.00        167,680,000.00
A4    205,751,000.00  205,751,000.00          0.00   1,203,643.35   1,203,643.35          0.00          0.00        205,751,000.00
B      26,209,000.00   26,209,000.00          0.00     155,506.73     155,606.73          0.00          0.00         26,209,000.00
C      26,210,000.00   26,210,000.00          0.00     160,747.02     160,747.02          0.00          0.00         26,210,000.00
D      12,097,000.00   12,097,000.00          0.00      75,501.91      75,501.91          0.00          0.00         12,097,000.00
E      20,161,000.00   20,161,000.00          0.00     125,832.36     125,832.36          0.00          0.00         20,161,000.00
F       8,065,000.00    8,065,000.00          0.00      50,336.69      50,336.69          0.00          0.00          8,065,000.00
G      14,113,000.00   14,113,000.00          0.00      76,915.85      76,915.85          0.00          0.00         14,113,000.00
H      14,112,000.00   14,112,000.00          0.00      76,910.40      76,910.40          0.00          0.00         14,112,000.00
J       6,049,000.00    6,049,000.00          0.00      32,967.05      32,967.05          0.00          0.00          6,049,000.00
K       8,064,000.00    8,064,000.00          0.00      43,948.80      43,948.80          0.00          0.00          8,064,000.00
L       6,049,000.00    6,049,000.00          0.00      32,967.05      32,967.05          0.00          0.00          6,049,000.00
M       6,048,000.00    6,048,000.00          0.00      32,961.60      32,961.60          0.00          0.00          6,048,000.00
N       4,032,000.00    4,032,000.00          0.00      21,974.40      21,974.40          0.00          0.00          4,032,000.00
O       6,052,937.00    6,052,937.00          0.00      32,988.51      32,988.51          0.00          0.00          6,052,937.00
R_III           0.00            0.00          0.00           0.00           0.00          0.00          0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 806,455,937.00 803,380,456.14  1,661,354.40   4,609,074.49   6,470,428.89          0.00          0.0         801,519,101.74
-----------------------------------------------------------------------------------------------------------------------------------
X      806,455,937.00 803,380.456.14           0.00    405,124.22     405,124.22          0.00          0.0         801,519,101.74
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

           MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-CAM1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  OCTOBER 15, 1999
-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR         PRINCIPAL      INTEREST       TOTAL         FACTOR           CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1     61745MMWO      980.92062373     11.54729300   5.34601736 16.89331036   969.37333072       A1           6.540000%
A2     61745MMX8      993.06454139      4.19750544   5.59426356  9.79176900   988.86703594       A2           6.760000%
A3     61745MND1    1,000.00000000      0.00000000   5.76666669  5.76666669 1,000.00000000       A3           6.920000%
A4     61745MNE9    1,000.00000000      0.00000000   5.85000000  5.85000000 1,000.00000000       A4           7.020000%
B      61745MMY6    1,000.00000000      0.00000000   5.93333321  5.93333321 1,000.00000000       B            7.120000%
C      61745MMZ3    1,000.00000000      0.00000000   6.13304159  6.13304159 1,009.00000000       C            7.359650%
D      61745MNA7    1,000.00000000      0.00000000   6.24137472  6.24137472 1,000.00000000       D            7.489650%
E      61745MNB5    1,000.00000000      0.00000000   6.24137493  6.24137493 1,000.00000000       E            7.489650%
F      61745MNC3    1,000.00000000      0.00000000   6.24137508  6.24137508 1,000.00000000       F            7.489650%
G      61745MNF6    1,000.00000000      0.00000000   5.45000000  5.45000000 1,000.00900000       G            6.540000%
H      61745MNG4    1,000.00000000      0.00000000   5.45000000  5.45000000 1,000.00000000       H            6.540000%
J      61745MNH2    1,000.00000000      0.00000000   5.45000000  5.45000000 1,000.00000000       J            6.540000%
K      61745MN      1,000.00000000      0.00000000   5.45000000  5.45000000 1,000.00000000       K            6.540000%
L      61745MNK5    1,000.00000000      0.00000000   5.45000000  5.45000000 1,000.00000000       L            6.540000%
M      61745MNL3    1,000.00000000      0.00000000   5.45000001  5.45090000 1,000.00000000       M            6.540000%
N      61745MNM1    1,000.00000000      0.00000000   5.45000000  5.45000000 1,000.00000000       N            6.540000%
O      61745MNN9    1,000.00000000      0.00000000   5.45000055  5.45000055 1,000.00000000       O            6.540000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                996.18642418      2.30806708   5.71522172  8.02328880   993.87835710
-------------------------------------------------------------------------------------------  ------------------------------------
X      61745MNP4      996.18642418      0.00000000   0.50235134  0.50235134   993.87835710       X            0.605129%
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                NINA VELASTEGUI
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-7600
                       Email: chanena.velastegui@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -7-

          MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-CAM1
                                                   OCTOBER 15, 1999

Principal Distribution Amount                                                                                       1,861,354.40

Aggregate Principal and Interest Advances

Aggregate Stated Principal Balance

Master Servicing Fee Paid                                                                                              26,779.34

Excess Servicing Fee                                                                                                  101,631.35

Special Servicer Fee                                                                                                        0.00

Trustee Fees                                                                                                            1,673.71

Appraisal Reduction Amounts

Accrued Certificate Interest

Class Unpaid Interest Shortfall

Percentage Premiums/Yield Maintenance Charges

Appraisal Reduction Amounts

Prepayment Interest Shortfall                                                                                               0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group Totals
                 --------------------------------------------------------------------
                     Period         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91+ days             0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------


                                       -8-
                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
